INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2024
INCOME TAXES
Schedule of Income Tax
	2024	2023
Income (loss) before income taxes	$(2,086,303)	$(4,326,294)
Expected recovery at statutory tax rate	$438,124	$908,522
Non-deductible stock-based compensation	(284,319)	(649,985)
Increase in valuation allowance	(153,805)	(258,537)
Provision for Income Taxes	$-	$-